Optimum Fund Trust

Optimum Fixed Income Fund
Optimum International Fund
Optimum Large Cap Growth Fund
Optimum Large Cap Value Fund
Optimum Small-Mid Cap Growth Fund
Optimum Small-Mid Cap Value Fund
(each, a “Fund” and together, the "Funds")

Supplement to the Funds’ Prospectus dated July 27, 2018

The following replaces the information in the section entitled, “About your account – Investing in the Funds – Institutional Class” of the Funds’ prospectus.

Institutional Class

●	Institutional Class shares have no upfront sales charge, so the full amount of your purchase is invested in a Fund.

●	Institutional Class shares are not subject to a CDSC.

●	Institutional Class shares do not assess a 12b-1 fee.

●	There is no minimum initial purchase requirement for Institutional Class shares, but they are available for purchase only by the following:

○
retirement plans or certain other programs that are maintained on platforms sponsored by financial intermediary firms, provided the financial intermediary firms or their trust companies (or entities performing similar trading/clearing functions) have entered into an agreement with the Distributor (or its affiliate) related to such plans or programs;

○ tax-exempt employee benefit plans of the Manager, its affiliates, and securities dealers that have a selling agreement with the Distributor;

○
a bank, trust company, or similar financial institution investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing Institutional Class shares, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee;

○
registered investment advisors (RIAs) investing on behalf of clients that consist solely of institutions and high net worth individuals whose assets are entrusted to an RIA for investment purposes for accounts requiring Institutional Class shares (use of the Institutional Class shares is restricted to RIAs who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients);

○ discretionary advisory accounts of a participating securities dealer or other financial intermediary or its affiliates;

○
programs sponsored by, controlled by, and/or clearing transactions submitted through a financial intermediary where: (1) such programs allow or require the purchase of Institutional Class shares; (2) a financial intermediary has entered into an agreement with the Distributor and/or the transfer agent allowing certain purchases of Institutional Class shares; and (3) a financial intermediary (i) charges clients an ongoing fee for advisory, investment consulting or similar services, or (ii) offers the Institutional Class shares through a no-commission network or platform;

○
through a brokerage program of a financial intermediary that has entered into a written agreement with the Distributor and/or the transfer agent specifically allowing purchases of Institutional Class shares in such programs; or

○ private investment vehicles, including, but not limited to, foundations and endowments.

A shareholder transacting in Institutional Class shares through a broker or other financial intermediary may be required to pay a commission and/or other forms of compensation to the financial intermediary.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Funds are governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated February 27, 2019.